Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE PUBLICATION

Vistra Accelerates Pivot to Invest in Clean Energy and Combat Climate Change

Company to break ground on nearly 1,000 megawatts of renewables and storage; announces planned retirement of entire Midwest coal fleet

Provides financial update, raises 2020 financial guidance, and announces long-term capital allocation plan from continued strong financial outlook

IRVING, Texas — Sept. 29, 2020 — Vistra (NYSE: VST) today announced a comprehensive plan to accelerate its transition to clean power generation sources and advance efforts to significantly reduce its carbon footprint. The company launched Vistra Zero, a portfolio of zero-carbon power generation facilities, including seven new developments announced today in its primary market of ERCOT that total nearly 1,000 megawatts. In addition, the company committed to more ambitious long-term emissions reduction targets, released its first climate report, and announced its intention to retire all of its generation subsidiaries’ coal plants in Illinois and Ohio.

“The aggregate impact of these milestone initiatives is clear: Vistra’s commitment to our transformation to a low-to-no-carbon future is unequivocal and offers unique opportunities for growth and innovation,” said Curt Morgan, president and CEO of Vistra. “As evidenced by the actions we take and investments we make, Vistra is paving its way for a sustainable future – economically and environmentally – and we’ve been focused on transitioning our generation portfolio for the benefit of the environment, our customers, our communities, our people, and our shareholders.”

Morgan continued, “Importantly, Vistra’s leadership on these issues will not impact our core mission to provide consumers with reliable, affordable, and sustainable energy while lowering emissions. Electricity is an essential resource, and the demand for it will continue to grow as climate initiatives are implemented and the economy is further electrified. So, while the way we produce electricity is changing, our essential role in the process and core mission will not. Vistra is well-positioned to not only prove our resiliency during this important transformation to cleaner generation sources, but to lead the way. Our value proposition has never been stronger, and our sustainability has never been clearer. We are confident over time that the severe under-valuation of our stock price will be recognized, and our fair value achieved.”

New Zero-Carbon Development Projects: Vistra Zero

Vistra, which is already developing the world’s largest battery energy storage project, the 400-MW/1,600-MWh Moss Landing Energy Storage Facility in California, today announced that it is breaking ground on six new solar projects and one battery energy storage project. These new zero-carbon developments, which are part of a newly launched Vistra Zero portfolio, represent a capital investment of approximately $850 million and are all located in the attractive Texas ERCOT market where Vistra has a leadership position:

Expected online in 2021

•	Andrews Solar Facility, Andrews County – 100 MW

•	Brightside Solar Facility, Live Oak County – 50 MW

•	Emerald Grove Solar Facility, Crane County – 108 MW

•	Upton 2 Solar and Energy Storage Facility – Phase III, Upton County – 10 MW solar

•	Additional solar capacity to be added to the already operational facility, bringing its total solar capacity to 190 MW

Expected online in 2022

•	DeCordova Energy Storage Facility, Hood County – 260 MW/260 MWh

•	Co-located on site of Luminant’s natural gas-fueled DeCordova Power Plant

•	Forest Grove Solar Facility, Henderson County – 200 MW

•	Oak Hill Solar Facility, Rusk County – 200 MW

6555 SIERRA DRIVE	IRVING, TEXAS 75039	O 214-812-4600	VISTRACORP.COM

Vistra Press Release

The Vistra Zero portfolio also includes the company’s existing nuclear, renewable, and energy storage facilities:

•	Comanche Peak Nuclear Power Plant (2,300 MW)

•	Upton 2 Solar (180 MW) and Energy Storage Facility (10 MW/42 MWh)

•	Moss Landing Energy Storage Facility (400 MW/1,600 MWh) – 300 MW Phase I expected online December 2020; 100 MW Phase II expected online by August 2021

•	Oakland Energy Storage Facility (36.25 MW/ 145 MWh) – expected online January 2022

Inclusive of its new carbon-free projects, the Vistra Zero portfolio now consists of approximately 4,000 MW of zero-carbon assets. In addition, the company continues to evaluate additional solar and battery projects, including more than 1,000 MW in Texas, more than 1,000 MW in California, and approximately 450 MW in Illinois under the Coal to Solar and Energy Storage Act. Vistra is also exploring potential future development opportunities at many of the company’s existing power plant sites.

Updated 2030/2050 Emissions Reduction Targets

Consistent with its strategic priorities, the company also accelerated its greenhouse gas emissions reduction targets. Vistra is now setting out to achieve a 60% reduction, up from 50%, in CO2 equivalent emissions by 2030 as compared to a 2010 baseline, and a long-term objective to achieve net-zero carbon emissions, up from an 80% reduction target, by 20501.

[1]	Assuming necessary advancements in technology and supportive market constructs and public policy.

CO2 Reductions Through Coal Retirements

Vistra also announced its next phase of coal plant closures in Illinois and Ohio. The company expects to retire seven Luminant power plants, of which the company owns a combined capacity of more than 6,800 MW, between 2022 and 2027.

By year-end 2022

•	Edwards Power Plant, Bartonville, IL (MISO) – 585 MW previously announced

By year-end 2025 or sooner should economic or other conditions dictate

•	Baldwin Power Plant, Baldwin, IL (MISO) – 1,185 MW

•	Joppa Power Plant, Joppa, IL (MISO) – 1,002 MW (plus 239 MW of gas-fueled combustion turbines)[1]

By year-end 2027 or sooner should economic or other conditions dictate

•	Kincaid Power Plant, Kincaid, IL (PJM) – 1,108 MW

•	Miami Fort Power Plant, North Bend, OH (PJM) – 1,020 MW

•	Newton Power Plant, Newton, IL (MISO) – 615 MW

•	Zimmer Power Plant, Moscow, OH (PJM) – 1,300 MW

These plants, especially those operating in the irreparably dysfunctional MISO market, remain economically challenged. Today’s retirement announcements are also prompted by upcoming Environmental Protection Agency filing deadlines, which require either significant capital expenditures for compliance or retirement declarations.

“Our team members have gone above and beyond to make these plants viable, and they have been safely powering these communities with affordable and reliable electricity for decades,” said Jim Burke, chief operating officer of Vistra. “The advance notice of these retirements provides us with ample time to work with our impacted employees and communities to ease the impact of the closures, including seeking the passage of the Illinois Coal to Solar and Energy Storage Act. We’ve proven ourselves in previous similar situations to live up to our core principles, taking care of our employees and communities. That will not change.”

Since the company’s leadership change in 2016, Vistra and its subsidiaries have closed or announced the closure of 19 coal plants totaling more than 16,000 MW across Texas (2018: Big Brown, Monticello, Sandow), Pennsylvania (2018: Northeastern Power Co.), Ohio (2018: J.M. Stuart, Killen; no later than 2027: Miami Fort, Zimmer), Illinois (2016: Wood River; 2019: Coffeen, Duck Creek, Havana, Hennepin; 2022: Edwards; no later than 2025: Baldwin, Joppa; no later than 2027: Kincaid, Newton), and Massachusetts (2017: Brayton Point). In total, Vistra and its subsidiaries have now retired or announced the retirement of more than 19,000 MW at 23 coal and natural gas plants since 2010.

[1]	Vistra has an 80% ownership interest in Joppa Power Plant that, when combined with its 80-100% ownership interest in the Joppa combustion turbines, totals 1,023 MW of the site’s total capacity.

Vistra Press Release

Vistra’s Climate Report

A comprehensive review of Vistra’s climate strategy is contained in Vistra’s first Climate Report, published today in accordance with the guidance set forth by the Task Force on Climate-related Financial Disclosures (TCFD). Among other topics, the Climate Report discusses various climate-related risks and opportunities that Vistra management has identified as influencing the company’s long-term strategy. Importantly, as an innovative, market-leading integrated power company, Vistra believes global climate change mitigation will create significant opportunities for the company to grow, even as it reduces its total emissions over the next several decades.

Financial Update

Also this morning, Vistra provided certain financial updates, including raising and narrowing its 2020 financial guidance, initiating its 2021 financial guidance, and announcing its long-term capital allocation plan. Specifically, Vistra:

•	Raised and narrowed its 2020 financial guidance:

($ in millions)	Prior 2020	Current 2020
Ongoing Ops. Adj. EBITDA[1]	$3,285 – 3,585	$3,485 – 3,685
Ongoing Ops. Adj. FCFbG[1]	$2,160 – 2,460	$$2,375 – $2,575
FCF Conversion	~67%	~69%

•	Initiated its 2021 financial guidance:

($ in millions)	2021
Ongoing Ops. Adj. EBITDA[1]	$3,075 – 3,475
Ongoing Ops. Adj. FCFbG[1]	$1,765 – 2,165
FCF Conversion	~60%

•	And announced its long-term capital allocation plan:

($ in millions)	2021	2022
Debt Reduction	~$550
Enhanced Dividend[2]	~$275 ($0.58/share)	~$350 ($0.76/share)
Share Repurchases	Up to $1,500
Transformation Growth	~$650	~$500

As depicted in the table above, in September 2020 Vistra’s board of directors authorized a $1.5 billion share repurchase program. The program commences Jan. 1, 2021, does not expire, and replaces any authorization that remains at the end of 2020 under Vistra’s existing repurchase plan.

With today’s financial updates, Vistra is on track to beat its original guidance midpoint for the fifth year in a row and potentially even exceed the top end of its original guidance range — despite a pandemic tail event in 2020. In addition, with the continued debt reduction in 2021 and 2022 Vistra believes it is well-positioned to achieve improved credit ratings including the potential to achieve investment grade ratings over this timeframe. The company also believes it is well-positioned to consistently deliver strong long-term earnings into the future, while investing in the transformation of the company and returning a significant amount of its free cash flow to its financial stakeholders on an annual basis.

[1]

Excludes the Asset Closure segment. Ongoing Operations Adjusted EBITDA and Ongoing Operations Adjusted FCFbG are non-GAAP financial measures. See the “Non-GAAP Reconciliation” tables for further details.

[2]	Management recommendation; subject to Board of Director’s approval at the applicable time.

Vistra Press Release

Media

Meranda Cohn

Media.Relations@vistracorp.com

214-875-8004

Analysts

Molly Sorg

214-812-0046

Investor@vistracorp.com

About Vistra

Vistra (NYSE: VST) is a leading, Fortune 275 integrated retail electricity and power generation company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive wholesale markets in the U.S. and markets in Canada and Japan, as well. Serving nearly 5 million residential, commercial, and industrial retail customers with electricity and natural gas, Vistra is the largest competitive residential electricity provider in the country and offers over 50 renewable energy plans. The company is also the largest competitive power generator in the U.S. with a capacity of approximately 39,000 megawatts powered by a diverse portfolio, including natural gas, nuclear, solar, and battery energy storage facilities. In addition, the company is a large purchaser of wind power. The company is currently constructing a 400-MW/1,600-MWh battery energy storage system in Moss Landing, California, which will be the largest of its kind in the world when it comes online. Vistra is guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our stakeholders, including our customers, our communities where we work and live, our employees, and our investors. Learn more about our environmental, social, and governance efforts and read the company’s sustainability report at https://www.vistracorp.com/sustainability/.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. (“Vistra”) operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, the potential impacts of the COVID-19 pandemic on our results of operations, financial condition and cash flows, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”), are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon the contemplated strategic, capital allocation, and performance initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; (iv) the severity, magnitude and duration of pandemics, including the COVID-19 pandemic, and the resulting effects on our results of operations, financial condition and cash flows; and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended Dec. 31, 2019 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Vistra Press Release

VISTRA CORP.

NON-GAAP RECONCILIATIONS – PRIOR 2020 GUIDANCE1

(Unaudited) (Millions of Dollars)

	Ongoing Operations		Asset Closure		Vistra Consolidated
	Low	High	Low	High	Low	High
Net Income (loss)	$849	$1,081	$(95)	$(75)	$754	$1,006
Income tax expense	252	320	—	—	252	320
Interest expense and related charges (a)	463	463	—	—	463	463
Depreciation and amortization (b)	1,600	1,600	—	—	1,600	1,600

EBITDA before Adjustments	$3,164	$3,464	$(95)	$(75)	$3,069	$3,389
Unrealized net (gain)/loss resulting from hedging transactions	(29)	(29)	—	—	(29)	(29)
Impacts of Tax Receivable Agreement	69	69	—	—	69	69
Non-cash compensation expenses	44	44	—	—	44	44
Transition and merger expenses	35	35	—	—	35	35
Other, net	2	2	—	—	2	2

Adjusted EBITDA guidance	$3,285	$3,585	$(95)	$(75)	$3,190	$3,510
Interest paid, net	(543)	(543)	—	—	(543)	(543)
Tax (paid)/received (c)	153	153	—	—	153	153
Tax receivable agreement payments	(3)	(3)	—	—	(3)	(3)
Working capital and margin deposits	2	2	—	—	2	2
Reclamation and remediation	(60)	(60)	(126)	(126)	(186)	(186)
Other changes in other operating assets and liabilities	(80)	(80)	31	31	(49)	(49)

Cash provided by operating activities	$2,754	$3,054	$(190)	$(170)	$2,564	$2,884
Capital expenditures including nuclear fuel purchases and LTSA Prepayments	(613)	(613)	—	—	(613)	(613)
Solar and Moss Landing development and other growth expenditures	(315)	(315)	—	—	(315)	(315)
(Purchase)/sale of environmental credits and allowances	(39)	(39)	—	—	(39)	(39)
Other net investing activities	(20)	(20)	—	—	(20)	(20)

Free cash flow	$1,767	$2,067	$(190)	$(170)	$1,577	$1,897
Working capital and margin deposits	(2)	(2)	—	—	(2)	(2)
Solar and Moss Landing development and other growth expenditures	315	315	—	—	315	315
Purchase/(sale) of environmental credits and allowances	39	39	—	—	39	39
Transition and merger expenses	38	38	—	—	38	38
Transition capital expenditures	3	3	—	—	3	3

Adjusted free cash flow before growth guidance	$2,160	$2,460	$(190)	$(170)	$1,970	$2,290

[1]	Regulation G Table for 2020 Guidance prepared as of November 5, 2019.

(a)	Includes unrealized gain on interest rate swaps of $21 million.
(b)	Includes nuclear fuel amortization of $74 million.
(c)	Includes state tax payments.

Vistra Press Release

VISTRA CORP.

NON-GAAP RECONCILIATIONS – CURRENT 2020 GUIDANCE1

(Unaudited) (Millions of Dollars)

	Ongoing Operations		Asset Closure		Vistra Consolidated
	Low	High	Low	High	Low	High
Net Income (loss)	$897	$1,053	$(87)	$(77)	$810	$976
Income tax expense	249	293	—	—	249	293
Interest expense and related charges (a)	657	657	—	—	657	657
Depreciation and amortization (b)	1,750	1,750	—	—	1,750	1,750

EBITDA before Adjustments	$3,553	$3,753	$(87)	$(77)	$3,466	$3,376
Unrealized net (gain)/loss resulting from hedging transactions	(364)	(364)	—	—	(364)	(364)
Fresh start / purchase accounting impacts	31	31	—	—	31	31
Impacts of Tax Receivable Agreement	47	47	—	—	47	47
Non-cash compensation expenses	59	59	—	—	59	59
Transition and merger expenses	40	40	1	1	41	41
Other, net	119	119	1	1	120	120

Adjusted EBITDA guidance	$3,485	$3,685	$(85)	$(75)	$3,400	$3,610
Interest paid, net	(514)	(514)	—	—	(514)	(514)
Tax (paid)/received (c)	136	136	—	—	136	136
Tax receivable agreement payments	(1)	(1)	—	—	(1)	(1)
Working capital and margin deposits	17	17	(5)	(5)	12	12
Reclamation and remediation	(34)	(34)	(94)	(94)	(128)	(128)
Other changes in other operating assets and liabilities	(129)	(129)	(3)	(3)	(132)	(132)

Cash provided by operating activities	$2,960	$3,160	$(187)	$(177)	$2,773	$2,983
Capital expenditures including nuclear fuel purchases and LTSA Prepayments	(704)	(704)	—	—	(704)	(704)
Solar and Moss Landing development and other growth expenditures	(377)	(377)	—	—	(377)	(377)
(Purchase)/sale of environmental credits and allowances	(253)	(253)	—	—	(253)	(253)
Other net investing activities	(1)	(1)	7	7	6	6

Free cash flow	$1,625	$1,825	$(180)	$(170)	$1,445	$1,655
Working capital and margin deposits	(17)	(17)	5	5	(12)	(12)
Solar and Moss Landing development and other growth expenditures	377	377	—	—	377	377
Purchase/(sale) of environmental credits and allowances	253	253	—	—	253	253
Transition and merger expenses	114	114	10	10	124	124
Transition capital expenditures	23	23	—	—	23	23

Adjusted free cash flow before growth guidance	$2,375	$2,575	$(165)	$(155)	$2,210	$2,420

[1]	Regulation G Table for 2020 Guidance prepared as of September 29, 2020.

(a)	Includes unrealized loss on interest rate swaps of $181 million (an incremental loss of $202 million from prior 2020 guidance).
(b)	Includes nuclear fuel amortization of $74 million.
(c)	Includes state tax payments.

Vistra Press Release

VISTRA CORP.

NON-GAAP RECONCILIATIONS – 2021 GUIDANCE1

(Unaudited) (Millions of Dollars)

	Ongoing Operations		Asset Closure		Vistra Consolidated
	Low	High	Low	High	Low	High
Net Income (loss)	$607	$920	$(80)	$(60)	$527	$860
Income tax expense	195	283	—	—	195	283
Interest expense and related charges (a)	429	429	—	—	429	429
Depreciation and amortization (b)	1,650	1,650	—	—	1,650	1,650

EBITDA before Adjustments	$2,881	$3,282	$(80)	$(60)	$2,801	$3,222
Unrealized net (gain)/loss resulting from hedging transactions	59	59	—	—	59	59
Fresh start / purchase accounting impacts	2	2	—	—	2	2
Impacts of Tax Receivable Agreement	75	75	—	—	75	75
Non-cash compensation expenses	45	45	—	—	45	45
Transition and merger expenses	10	10	—	—	10	10
Other, net	3	2	—	—	3	2

Adjusted EBITDA guidance	$3,075	$3,475	$(80)	$(60)	$2,995	$3,415
Interest paid, net	(456)	(456)	—	—	(456)	(456)
Tax (paid)/received (c)	(60)	(60)	—	—	(60)	(60)
Tax receivable agreement payments	(3)	(3)	—	—	(3)	(3)
Working capital and margin deposits	60	60	—	—	60	60
Reclamation and remediation	(38)	(38)	(100)	(100)	(138)	(138)
Other changes in other operating assets and liabilities	1	1	(6)	(6)	(5)	(5)

Cash provided by operating activities	$2,579	$2,979	$(186)	$(166)	$2,393	$2,813
Capital expenditures including nuclear fuel purchases and LTSA Prepayments	(771)	(771)	—	—	(771)	(771)
Solar and Moss Landing development and other growth expenditures	(687)	(687)	—	—	(687)	(687)
(Purchase)/sale of environmental credits and allowances	(29)	(29)	—	—	(29)	(29)
Other net investing activities	(20)	(20)	6	6	(14)	(14)

Free cash flow	$1,072	$1,472	$(180)	$(160)	$892	$1,312
Working capital and margin deposits	(60)	(60)	—	—	(60)	(60)
Solar and Moss Landing development and other growth expenditures	687	687	—	—	687	687
Purchase/(sale) of environmental credits and allowances	29	29	—	—	29	29
Transition and merger expenses	28	28	—	—	28	28
Transition capital expenditures	9	9	—	—	9	9

Adjusted free cash flow before growth guidance	$1,765	$2,165	$(180)	$(160)	$1,585	$2,005

[1]	Regulation G Table for 2021 Guidance prepared as of September 29, 2020.

(a)	Includes unrealized gain on interest rate swaps of $52 million.
(b)	Includes nuclear fuel amortization of $82 million.
(c)	Includes state tax payments.